UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 29, 2005

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
(Exact name of registrant as specified in its charter)

Vermont (State of other jurisdiction of incorporation)	1-8222 (Commission File Number)	03-0111290 (IRS Employer Identification No.)

       77 Grove Street, Rutland, Vermont               05701
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (802) 773-2711

                                      N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
       (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

           On March 29, 2005, Central Vermont Public Service Corporation issued a press release regarding the Vermont Public Service Board's ("PSB") Order entered March 29, 2005 in Docket Nos. 6946 and 6988, Investigation into the existing rates of Central Vermont Public Service Corporation and Tariff filing of Central Vermont Public Service Corporation requesting a 5.01% increase in its rates, effective August 29, 2004, for implementation as of April 1, 2005. The VTPSB also issued a press release concurrently with its Order. The aforementioned documents are attached hereto as Exhibits 99.1, 99.2, and 99.3.

Item 9.01 Financial Statements and Exhibits.

            (c)   Exhibits.

            99.1     Central Vermont Public Service Corporation Press Release
                       dated March 29, 2005.

            99.2     Vermont Public Service Board Press Release dated March 29, 2005.

            99.3     Vermont Public Service Board Docket Nos. 6946 and 6988,
                       Order dated March 29, 2005.

Forward-Looking Statements Statements contained in this report that are not historical fact are forward-looking statements intended to qualify for the safe-harbors from liability established by the Private Securities Reform Act of 1995. Statements made that are not historical facts are forward-looking and, accordingly, involve estimates, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By	/s/ Dale A. Rocheleau Dale A. Rocheleau, Senior Vice President for Legal and Public Affairs, and Corporate Secretary

March 31, 2005

EXHIBIT INDEX
Exhibit Number	Description of Exhibit
99.1 99.2 99.3

Central Vermont Public Service Corporation Press Release dated
March 29, 2005.

Vermont Public Service Board Press Release dated March 29, 2005.

Vermont Public Service Board Docket Nos. 6946 and 6988, Order
dated March 29, 2005.